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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

         Date of Report (Date of earliest event reported): July 31, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)
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
           Delaware                               0-27354                         65-0403311
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(State or other jurisdiction of           (Commission File Number)             (I.R.S. Employer
         incorporation                                                        Identification No.)


                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
                                 --------------



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Item 5.  Other Events and Regulation FD Disclosure.


         On July 31, 2003, the Company issued a press release announcing that it entered into an agreement with subsidiaries of Andrx Corporation and Teva Pharmaceutical Industries Ltd. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Financial Statements:

Not applicable

Exhibits:

99.1 Press release dated July 31, 2003 announcing the agreement with subsidiaries of Andrx Corporation and Teva Pharmaceutical Industries Ltd.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Impax Laboratories, Inc.



Date: July 31, 2003                            By:  /s/ Cornel C. Spiegler
                                                    --------------------------
                                                    Cornel C. Spiegler
                                                    Chief Financial Officer